UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  May 26, 2006

                                  -------------

                                ABC FUNDING, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                  333-121070                 56-2458730
-------------------------------    ------------            -------------------
(State or Other Jurisdiction of    (Commission               (IRS Employer
        Incorporation)             File Number)            Identification No.)

                      Alan Gaines, Chief Executive Officer
                           c/o Eaton & Van Winkle LLP
                                  3 Park Avenue
                            New York, New York 10016
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                  (212)561-3626
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements.

      As we previously reported, on May 26, 2006 (the "Effective Date"), ABC Funding, Inc., a Nevada corporation ("we" or the "Company"), and our wholly-owned subsidiary, EVI Acquisition Corp., a Nevada corporation ("EVI Acquisition"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Energy Venture, Inc., a privately-held Delaware corporation ("Energy Venture"). Pursuant to the Merger Agreement, on the Effective Date Energy Venture merged with and into EVI Acquisition (the "Merger") with EVI Acquisition as the surviving entity in the Merger. As part of the Merger, EVI Acquisition amended its Articles of Incorporation to change its name to "Energy Venture, Inc." Included herein are the financial statements for Energy Venture as of April 30, 2006 and the pro forma combined balance sheet of the Company as of April 30, 2006.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Energy Venture, Inc.
(a Development Stage Company)
New York, New York

We have audited the accompanying balance sheet of Energy Venture, Inc. ("the Company") (a Development Stage Company) as of April 30, 2006 and the related statements of expenses, cash flows and changes in stockholders' deficit for the period from February 21, 2006 (inception) through June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of April 30, 2006, and the results of its operations and its cash flows for the period described in conformity with accounting principles generally accepted in the United States of America.


/s/  Malone & Bailey, PC
-------------------------------
Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas

August 14, 2006

                              ENERGY VENTURE, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET

                                                                     April 30,
                                                                       2006
                                                                    -----------

ASSETS
  Cash                                                              $ 1,481,215
  Other assets                                                            1,824
                                                                    -----------

     Total assets                                                   $ 1,483,039
                                                                    ===========

LIABILITIES & STOCKHOLDERS' DEFICIT

  Accounts payable                                                  $    61,945
  Accrued liabilities                                                    81,332
  Investment commitment for the purchase
    of shares in ABC Funding, Inc.                                      433,038
                                                                    -----------
     Total current liabilities                                          576,315

  Long term debt, net of discount                                     1,240,959
                                                                    -----------

     Total liabilities                                                1,817,274

STOCKHOLDERS' DEFICIT

  Common stock, $.0001 par value,
    25,000,000 shares authorized,
    20,265,000 issued and outstanding                                     2,027

  Additional paid-in-capital                                            675,458

  Deficit accumulated in the development stage                       (1,011,720)
                                                                    -----------

     Total stockholders' deficit                                       (334,235)
                                                                    -----------

     Total liabilities & stockholders' deficit                      $ 1,483,039
                                                                    ===========

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                              ENERGY VENTURE, INC.
                          (A Development Stage Company)
                              STATEMENT OF EXPENSES
        Period from February 21, 2006 (Inception) Through April 30, 2006

                                                              February 21, 2006
                                                             (Inception) Through
                                                               April 30, 2006
                                                                 ------------

Selling, general and administrative expenses                     $    991,429

Interest expense                                                       20,291
                                                                 ------------

     Total expenses                                                 1,011,720
                                                                 ------------

     Net loss                                                    $ (1,011,720)
                                                                 ============

Basic and diluted net loss per common share                      $      (0.05)
                                                                 ============

Weighted average common shares outstanding                         19,929,706

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                              ENERGY VENTURE, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
        Period from February 21, 2006 (Inception) Through April 30, 2006

                                                              February 21, 2006
                                                             (Inception) Through
                                                                April 30, 2006
                                                                 -----------

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                         $(1,011,720)
Adjustments to reconcile net loss to
 cash used in operating activities:
 Share based compensation                                            425,518
 Amortization of debt discount                                         5,959

Changes in:
  Accounts payable and accrued liabilities                           576,315
                                                                 -----------

NET CASH USED IN OPERATING ACTIVITIES                                 (3,928)
                                                                 -----------

CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from sale of common stock                                  251,967
 Proceeds from convertible notes                                   1,233,176
                                                                 -----------

NET CASH PROVIDED BY FINANCING
  ACTIVITIES                                                       1,485,143
                                                                 -----------

NET CHANGE IN CASH                                                 1,481,215
  Cash balance, beginning of period                                       --
                                                                 -----------
  Cash balance, end of period                                    $ 1,481,215
                                                                 ===========

SUPPLEMENTAL DISCLOSURES:
  Cash paid for interest                                         $        --
  Cash paid for income taxes                                     $        --

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                              ENERGY VENTURE, INC.
                          (A Development Stage Company)
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY/ (DEFICIT)
      The Period from February 21, 2006 (Inception) Through April 30, 2006

                                                                               Deficit
                                                                              Accumulated
                                                                                During
                                           Common                Paid In      Development
                                    Shares         Stock         Capital         Stage          Totals
                                 -----------    -----------    -----------    -----------     -----------
Balances at February 21, 2006             --    $        --    $        --    $        --     $        --

Proceeds from issuance of
common stock                      19,665,000          1,967             --             --           1,967

Proceeds from issuance of
stock to noteholders                 600,000             60        249,940             --         250,000

Stock based compensation                  --             --        425,518             --         425,518
Net loss                                  --             --             --     (1,011,720)     (1,011,720)
                                 ------------------------------------------------------------------------
Balances at April 30, 2006        20,265,000    $     2,027    $   675,458    $(1,011,720)    $  (334,235)
                                 ========================================================================

                 See accompanying summary of accounting policies
                       and notes to financial statements.

                              ENERGY VENTURE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business. Energy Venture, Inc. ( "EVI" ) was incorporated in the State of Delaware on February 21, 2006. Since inception, EVI has primarily been involved in conducting business planning and capital-raising activities. EVI intends to engage in the oil and natural gas industry either by making acquisitions or by participating in strategic joint ventures.

Use of Estimates. In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents. For purposes of the statement of cash flows, EVI considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Revenue Recognition. Revenue is recognized when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. There were no revenues through April 30, 2006.

Income Taxes. EVI recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax bases of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Recently Issued Accounting Pronouncements. EVI does not expect the adoption of recently issued accounting pronouncements to have a significant impact on results of operations, financial position or cash flow.

NOTE 2 INCOME TAXES

At April 30, 2006, deferred tax assets consisted of the following:

--------------------------------------------------------------------------------
Deferred tax assets
  Net operating losses                                                $(205,171)
  Less: valuation allowance                                            (205,171)
                                                                      ---------
Net deferred tax assets                                               $       0
                                                                      =========
--------------------------------------------------------------------------------

NOTE 3 PROCEEDS FROM CONVERTIBLE NOTE SUBSCRIPTION

Between February 21, 2006 and April 30, 2006, EVI received $1,485,000 out of a total offering of $1,500,000 from investors for convertible notes (the "Notes") and common stock in connection with a private offering. The Notes are convertible at any time into shares of EVI's common stock at the price of $0.50 per share, accrue interest at the rate of 10% per annum and mature on August 31, 2007. In addition, each note holder will be issued 0.4 shares of common stock for each dollar invested .Such additional shares of common stock issued to the investors upon their subscription for convertible notes amounted to 600,000 shares. The relative fair value of these shares is $250,000 and was recorded as a debt discount and as additional paid in capital. The debt discount is being amortized over the term of the notes payable using the effective interest method. During the period from February 21, 2006 (inception) to June 30, 2006 a total of $5,959 was amortized and recorded as interest expense.

NOTE 4 ISSUANCE OF COMMON STOCK

On March 1, 2006, EVI issued 19,665,000 shares of stock for a consideration of $ ..0001 per share for a total of $1,967. Cash payments of $ 1,824 were received for these shares by August 11, 2006. Immediately following these issuances, EVI had 20,265,000 shares outstanding.

NOTE 5 STOCK OPTION GRANT

On March 1, EVI executed a stock option agreement ("the agreement ") on behalf of 3 non-employees ("the optionees"). Pursuant to the agreement EVI granted one optionee an option to purchase up to an aggregate of 350,000 shares of EVI common stock at an exercise price of $ .05 per share and the other two optionees options to purchase an aggregate of 250,000 and 500,000 shares respectively at $ ..60. The options shall terminate no later than February 28, 2011 and may be exercised in whole or in part at anytime after September 1, 2006.

The fair value of the options was determined utilizing the Black-Scholes stock option valuation model. The significant assumptions used in the valuation were: the exercise price as noted above; the market value of EVI's common stock on March 1, 2006, $0.50; expected volatility of 91%; risk free interest rate of approximately 4.63%; and a term of five years. The fair value of the options was $425,518 at March 1, 2006 and was recorded as share based compensation.

NOTE 6 ACQUISTION OF ABC FUNDING, INC. STOCK

On April 28, 2006 EVI agreed to purchase of a total of 8,200,000 shares of the common stock of ABC Funding, Inc. ("ABC"), a Nevada Corporation for an aggregate purchase price of $433,038. This amount is shown as both a liability and a reorganization expense of EVI at April 30, 2006. The payment was made subsequent to April, 30, 2006.

NOTE 7 SUBSEQUENT EVENTS

On May 26, 2006 EVI merged with EVI Acquisition Corp, a Nevada Corporation and wholly owned subsidiary of ABC. Pursuant to the agreement i) each share of Energy Venture was exchanged for one share of ABC stock ii) each option outstanding for EVI common stock was exchanged for an option to purchase at the same exercise price an equal number of shares of ABC stock and iii) all of the obligations and liabilities of EVI including the $1,500,000 notes (Note 3 above) were assumed by EVI Acquisition Corp. This merger will be accounted for as a recapitalization of EVI.

PRO FORMA CONDENSED FINANCIAL STATEMENT (UNAUDITED)

The following pro forma financial statement has been derived from the financial statements of Energy Venture, Inc. ("EVI"), at April 30, 2006 and adjusts such information to give effect to its acquisition by ABC Funding Inc. ("ABC"), as if the acquisition had occurred at their respective period-ends as shown. The pro forma financial statement is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the acquisition had been consummated at either period-end. The pro forma financial statement should be read in conjunction with the notes thereto and each company's financial statements and related notes thereto contained herein and in ABC's financial statements filed with the SEC.

Pro forma Condensed Balance Sheet:

                                                          ABC               EVI
                                                        March 31,         April 30,       Pro Forma
                                                          2006              2006         Adjustments         Pro Forma
                                                      -----------        -----------     -----------        -----------
ASSETS
  Cash                                                $     1,174        $ 1,481,215          (1,174)(1)    $ 1,048,177
                                                                                            (433,038)(1)
  Other assets                                                 --              1,824              --              1,824
                                                      -----------        -----------     -----------        -----------

     Total assets                                     $     1,174        $ 1,483,039     $  (434,212)       $ 1,050,001
                                                      ===========        ===========     ===========        ===========

LIABILITIES & STOCKHOLDERS'  DEFICIT

  Accounts payable                                    $        --        $    61,945     $        --        $    61,945
  Accrued liabilities                                      67,000             81,332         (67,000)(1)         81,332
  Investment commitment for the purchase
    of shares in ABC Funding, Inc.                             --            433,038        (433,038)(1)             --
                                                      -----------        -----------     -----------        -----------
     Total current liabilities                             67,000            576,315        (500,038)           143,277

  Long term debt, net of discount                              --          1,240,959              --          1,240,959
                                                      -----------        -----------     -----------        -----------

     Total liabilities                                     67,000          1,817,274        (500,038)         1,384,236

STOCKHOLDERS' DEFICIT

  Common stock, $.001 par value,
    24,000,000 shares authorized,
    10,000,000 issued and outstanding                      10,000                 --          (8,200)(2)
                                                                                              20,265 (2)         22,065
  Common stock, $.0001 par value,
    25,000,000 shares authorized,
    20,265,000 issued and outstanding                          --              2,027          (2,027)(2)             --

  Additional paid-in-capital                                   --            675,458         (10,000)(2)
                                                                                               8,200 (2)
                                                                                               2,027 (2)
                                                                                             (20,265)(2)        655,420

  Deficit accumulated in the development stage            (75,826)        (1,011,720)         75,826(1)      (1,011,720)
                                                      -----------        -----------     -----------        -----------

     Total stockholders' deficit                          (65,826)          (334,235)         65,826           (334,235)
                                                      -----------        -----------     -----------        -----------

     Total liabilities & stockholders' deficit        $     1,174        $ 1,483,039     $  (434,212)       $ 1,050,001
                                                      ===========        ===========     ===========        ===========

NOTES TO PRO FROMA CONDENSED FINANCIAL STATEMENT

On May 26, 2006, EVI entered into a Plan and Agreement of Merger (the "Agreement") with ABC Funding, Inc. ("ABC"). Pursuant to the Agreement, ABC acquired EVI in exchange for 20,265,000 shares of ABC common stock. The Agreement provides for the merger of EVI with and into ABC, whereby ABC is the surviving corporation. The merger was effective on May 26, 2006 (the "Effective Date"). On the Effective Date, all of the issued and outstanding shares of common stock of EVI were converted into an equal number of shares of common stock of ABC. Following the closing of the merger, the EVI shareholders were holders of 92% of ABC's outstanding shares of common stock. As a result, EVI will be treated as the "acquiring" company for financial reporting purposes. The merger will be accounted for as a recapitalization of EVI.

Pro forma condensed income statements incorporating ABC's income statements forthe prior fiscal year and most recent interim period have not been provided asthey would not be meaningful because the operations of ABC were discontinued as of the Effective Date.

Notes to Pro Forma Consolidated Balance Sheet:

(1) Adjustment to eliminate ABC balances already included in EVI April 30, 2006 balances as a result of the acquisition by EVI of 82% of ABC's issued and outstanding shares on April 28, 2006 and the payment on May 1, 2006 of $433,038 by EVI for 8,200,000 shares of ABC acquired on April 28, 2006.

(2) Issuance of 20,265,000 shares of ABC common stock for 100% of the issued and outstanding common stock of EVI. Cancellation of 8,200,000 shares of ABC common stock previously acquired by EVI on April 28, 2006.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ABC FUNDING, INC.


DATE: August 14, 2006                      By: /s/ Richard M. Cohen
                                               ---------------------------------
                                               Name:  Richard M. Cohen
                                               Title: Chief Financial Officer